UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 5, 2018

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)

(513) 397-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.  ☐

ITEM 1.01– ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendments to the Credit Agreement

On April 5, 2018, Cincinnati Bell Inc. (the “Company”) amended its Credit Agreement dated as of October 2, 2017, by and among the Company, the subsidiary guarantors party thereto, the lenders party thereto, PNC Bank, National Association, as a swingline lender, and Morgan Stanley Senior Funding, Inc., as administrative agent (the “Administrative Agent”), collateral agent, a swingline lender and a letter of credit issuer (the “Credit Agreement”), pursuant to (i) Amendment No. 1 to the Credit Agreement dated as of April 5, 2018 (“Amendment No. 1”), by and among the Company, the subsidiary guarantors party thereto, the Administrative Agent and the tranche B term lenders party thereto and (ii) Amendment No. 2 to the Credit Agreement dated as of April 5, 2018 (“Amendment No. 2”), by and among the Company, the subsidiary guarantors party thereto, the Administrative Agent and the revolving lenders party thereto.

Amendment No. 1 amends the Credit Agreement to, among other things, refinance the existing tranche B term loans under the Credit Agreement with new tranche B term loans (the “New Tranche B Term Loans”), and reduce the applicable margin for the Company’s tranche B term loans.  The applicable margin for the New Tranche B Term Loans with respect to LIBOR borrowings has been reduced from the previous 3.75% per annum to 3.25% per annum and, with respect to adjusted base rate borrowings, has been reduced from the previous 2.75% per annum to 2.25% per annum.

Amendment No. 2 amends the Credit Agreement to, among other things, reduce the applicable margin for revolving loans and reduce the letter of credit fees.  The applicable margin for revolving loans with respect to LIBOR borrowings has been reduced from the previous 3.75% per annum to 3.25% per annum and, with respect to adjusted base rate borrowings, has been reduced from the previous 2.75% per annum to 2.25% per annum.  The letter of credit fees have been reduced from the previous 3.75% per annum to 3.25% per annum.

The above description is only a summary of certain provisions of Amendment No. 1 and Amendment No. 2 and is qualified in its entirety by reference to the provisions of Amendment No. 1 and Amendment No. 2, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

ITEM 9.01– FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibit No.	Description
10.1
Amendment No. 1 dated as of April 5, 2018, by and among Cincinnati Bell Inc., an Ohio corporation, the subsidiary guarantors party thereto, Morgan Stanley Senior Funding, Inc. and the tranche B term lenders party thereto.

10.2
Amendment No. 2 dated as of April 5, 2018, by and among Cincinnati Bell Inc., an Ohio corporation, the subsidiary guarantors party thereto, Morgan Stanley Senior Funding, Inc. and the revolving lenders party thereto.

EXHIBIT INDEX
Exhibit No.	Description
10.1
Amendment No. 1 dated as of April 5, 2018, by and among Cincinnati Bell Inc., an Ohio corporation, the subsidiary guarantors party thereto, Morgan Stanley Senior Funding, Inc. and the tranche B term lenders party thereto.

10.2
Amendment No. 2 dated as of April 5, 2018, by and among Cincinnati Bell Inc., an Ohio corporation, the subsidiary guarantors party thereto, Morgan Stanley Senior Funding, Inc. and the revolving lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: April 5, 2018	By:	/s/ Christopher J. Wilson
Name: Christopher J. Wilson
Title: Vice President, General Counsel